UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07443

Name of Registrant:	Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - October 31, 2005

Item 1:	Reports to Shareholders

 Vanguard® Selected Value Fund

> Annual Report

October 31, 2005

> Vanguard Selected Value Fund returned 15% for the fiscal year ended October 31, 2005. The fund outperformed the returns of its average competitor, but trailed those of its benchmark.

> Despite rising interest rates, high energy prices, international conflicts, and natural disasters, U.S. companies posted strong earnings. The broad stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 10.8% for the 12 months.

> Strong stock selection in the consumer discretionary and consumer staples sectors accounted for about half of the fund’s total return.

Contents

Your Fund's Total Returns	1

Chairman's Letter		2

Advisors' Report		7

Fund Profile		9

Performance Summary		10

Financial Statements		12

Your Fund's After-Tax Returns		22

About Your Fund's Expenses		23

Trustees Renew Advisory Agreements		25

Glossary		28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard Selected Value Fund	15.0%

Russell Midcap Value Index	19.5

Average Mid-Cap Value Fund[1]	14.5

Dow Jones Wilshire 5000 Index	10.8

Your Fund's Performance at a Glance
October 31, 2004-October 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Selected Value Fund	$16.76	$18.99	$0.26	$0.00

1  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Selected Value Fund returned 15% for the 2005 fiscal year, besting the returns of its average competitor and the broad stock market, but trailing the performance of its benchmark. In a year characterized by investor uncertainty, your fund’s advisors held fast to their time-tested strategy of maintaining concentrated positions in undervalued stocks.

The tables on page 1 show the total returns for the fund and its comparative standards, and also list the fund’s distributions and share prices at the beginning and end of the 12-month period. If you hold the Selected Value Fund in a taxable account, see the table on page 22, for a report on the fund’s after-tax returns.

Investors translated mixed signals into solid stock market returns

During the 12 months ended October 31, investors grappled with a variety of discordant signals. Robust economic expansion and strong corporate earnings were one theme, but high energy prices and rising interest rates sounded a dissonant counterpoint. Optimism prevailed, and stock prices registered respectable 12-month gains.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental measures) outpaced growth stocks. Both trends have persisted more or less steadily

2

for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced the gains for U.S.-based investors.

The yield curve flattened as the Fed pushed rates up

For much of the fiscal year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months. (On November 1, the day after the fiscal year-end, the Fed boosted its target by an additional quarter point.) While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, known as a flattening of the yield curve, reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, U.S. government bonds outperformed their corporate counterparts.

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

MSCI All Country World Index ex USA (International)	20.6	23.5	4.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

3

Consumer-driven sectors led the way in your fund

Two consumer sectors combined to produce about half of the fund’s total returns for the fiscal year. In consumer staples, the fund held concentrated positions in a relatively low number of stocks—typical of the advisors’ style. Three of the four large holdings in this sector during the past year were tobacco companies, accounting for about 8% of the fund’s total assets. These stocks rallied throughout the year to produce sizable gains and impressive dividend yields.

Rising gas prices raised investor concerns about slowdowns in consumer spending, but the advisors’ relatively defensive positioning within the consumer discretionary sector took advantage of pockets of strength. The only common thread among holdings in this sector (ranging from funeral homes to auto parts) was their attractive valuation.

The financial services sector constitutes almost one-third of the fund’s benchmark, the Russell Midcap Value Index. While underweight relative to the benchmark, financials are still the largest single sector in the fund. The advisors have generally viewed many of the REITs and bank stocks that make up a large portion of this industry as unattractive from a valuation standpoint. Instead, they have built substantial positions in insurance companies with lower price/earnings and price/book ratios, which produced returns that were solid, though not spectacular.

Expense Ratios:[1] Your fund compared with its peer group
	Fund	Average Mid-Cap Value Fund

Selected Value Fund	0.51%	1.52%

1	Fund expense ratio reflects the fiscal year ended October 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

4

On a sector basis, the fund lost ground to the benchmark’s returns in materials & processing and technology—areas in which the fund had almost no exposure. But the advisors’ company-by-company analysis and bottom-up portfolio construction methods pay little heed to benchmark weightings. If a stock is deemed to be too expensive, it doesn’t matter what sector it’s in. For additional details on the fund’s holdings and positions, see the Advisors’ Report, which begins on page 7.

In May, Vanguard added Donald Smith & Co., Inc. to the Selected Value Fund’s portfolio management team, joining Barrow, Hanley, Mewhinney & Strauss, Inc. The portions of the fund managed by each advisor are detailed in the table below.

Your fund’s long-term record of performance is improving

Since its inception in 1996, the Selected Value Fund has generated an average annual return of 9.1%. An investment of $25,000 made in the Selected Value Fund at its inception would have grown to $58,178 by October 31, 2005. The table below shows how the same investments in the fund’s comparative measures would have fared. While the fund has outpaced the returns of the broad stock market over time, it trails the benchmark and the average return of its competitors.

The fund’s long-term underperformance relative to those standards is largely due to poor returns during its first few years. Much like a racehorse with a slow start out of the gate, the Selected Value Fund has been gaining ground on the field. The

Fund Assets Managed
	October 31, 2005
	$ Million	Percentage

Barrow, Hanley, Mewhinney

& Strauss, Inc.	$3,015	81%

Donald Smith & Co., Inc.	601	16

Cash Investments[1]	91	3

Total	$3,707	100%

Total Returns
	February 15, 1996[2] through October 31, 2005
	Average Annual Return	Final Value of a $25,000 Initial Investment
Selected Value Fund	9.1%	$58,178

Russell Midcap Value Index	13.0	81,969

Average Mid-Cap Value Fund	12.4	77, 484

Dow Jones Wilshire
5000 Index	8.4	54,727

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
2	Fund inception.

5

fund’s annualized return in the 1990s (February 15, 1996, to December 31, 1999) was a mere 2.9%, while the average mid-capitalization value fund advanced 13% during that same period. Since then, the Selected Value Fund has returned an annualized 13.4%, outpacing the returns of the average mid-cap value fund (12.2%). With the combined depth of experience and knowledge of the fund’s advisors, we are optimistic about the future.

Diversification and a long-term view are essential in investing

As I already mentioned, the Selected Value Fund has logged an impressive performance record in the new millennium. Before that, the fund lagged its peers and the broad market. As an investor in the fund, you know that stretches of good performance can follow times of poor performance—and vice versa. Trying to anticipate the movements of the markets is a dangerous game. James Barrow, portfolio manager for Barrow, Hanley, once said that his team buys a stock based on how they anticipate it will perform over the next three or four years—not because they think it will do well next week. Keeping such a longer-term view is important.

The best protection from the inevitable bumps in the road is a well-diversified portfolio—not only across asset classes (stocks, bonds, and money markets) but within asset classes as well. By providing you with prudent and well-researched exposure to mid-cap value stocks, the Selected Value Fund can play a role in such a diversified investment plan.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 10, 2005

6

Advisors’ Report

During the 12 months ended October 31, 2005, Vanguard Selected Value Fund returned 15.0%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches that enhance the diversification of your fund.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 2005 fiscal year and how the positioning of their respective portions of the portfolio reflects this assessment.

Barrow, Hanley,
Mewhinney & Strauss, Inc.

Portfolio Managers:

James P. Barrow, Founding Partner
Mark Giambrone, Fund Manager

During the past year, the market has experienced higher energy prices, higher interest rates, cost pressures, and natural disasters. Despite these factors, the market continued to climb the proverbial “wall of worry” and produced solid, high-teen returns.

The consumer area added significantly to our performance. We have chosen to sell or reduce positions in stocks that had meaningful returns and met our price objectives, such as Advance Auto Parts, Weight Watchers, and Dean Foods. We have subsequently started new

Vanguard Selected Value Fund Investment Advisors
Investment Advisor	Fund Assets Managed (%)	Investment Strategy

Barrow, Hanley, Mewhinney	81	Fundamental research on individual stocks exhibiting
& Strauss, Inc.		traditional value characteristics: price/earnings and
		price/book ratios below the market and dividend yields
		above the market (S&P 500).

Donald Smith & Co., Inc.	16	Fundamental research on the lowest price-to-tangible
		book value companies. Research focuses on
		underlying quality of book value and assets, and
		long-term earnings potential.

Cash Investments[1]	3	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

positions or added to existing ones that are temporarily being hurt by higher fuel or input costs, such as Family Dollar Stores, Sherwin-Williams, and Royal Caribbean Cruises.

While we are confident that commodity prices in the energy markets will not collapse, we sold our position in Kerr-McGee, as it met our price objective, and are currently underweight in the energy sector. Current valuations do not appear attractive enough to establish new positions, but in a pullback, we would look to increase our weighting. We continue to find value in the health care area, where we are overweight, and are pleased to learn that WellChoice is being acquired by WellPoint at an attractive price. Additionally, we had been underweight in financial services due to the impending interest rate increase and its impact on the yield curve. However, we expect the tightening cycle to end next year and have been adding to our financial weightings.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, Chief Investment Officer
Richard L. Greenberg, CFA, Vice President

Since our hiring six months ago, we have sought to build a concentrated portfolio of stocks that meet our strict valuation criteria. On average, the stocks in the portfolio sell below tangible book value and at only eight-times potential earnings, characteristics that are between one-half and one-third of the market levels.

The energy sector, a top performer recently, is notably absent from our portfolio. On average, these stocks sell at more than five-times book value and do not meet our investment criteria. Many of the holdings in the portfolio would benefit from lower oil prices, including technology stocks (our largest industry weighting), which tend to move inversely to energy stocks. In addition, lower energy costs would help auto suppliers, airlines, retailers, and steel and paper companies by lowering production costs, while increasing demand, as consumers would be spending less money on gas and heating fuel, and more on other products and services.

Finally, we have invested in three insurance companies selling around book value that are experiencing dramatic turnarounds.

8

Fund Profile
As of October 31, 2005

Portfolio Characteristics
	Comparative Fund	Index[1]	Broad Index[2]

Number of Stocks	58	522	4,970

Median Market Cap	$4.3B	$6.7B	$27.0B

Price/Earnings Ratio	16.5x	17.0x	19.9x

Price/Book Ratio	2.0x	2.0x	2.7x

Yield	2.0%	2.1%	1.7%

Return on Equity	13.5%	12.6%	17.7%

Earnings Growth Rate	3.3%	8.3%	9.2%

Foreign Holdings	5.1%	0.0%	2.2%

Turnover Rate	28%	—	—

Expense Ratio	0.51%	—	—

Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	6%	3%	3%

Consumer Discretionary	21	11	15

Consumer Staples	7	7	7

Financial Services	30	33	23

Health Care	5	4	12

Integrated Oils	4	1	4

Other Energy	1	4	4

Materials & Processing	3	8	4

Producer Durables	4	5	5

Technology	3	7	13

Utilities	8	15	6

Other	5	2	4

Short-Term Reserves	3%	—	—

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.86	1.00	0.77	1.00

Beta	0.92	1.00	0.94	1.00

Ten Largest Holdings[3] (% of total net assets)

Marathon Oil Corp.	energy and utilities	3.4%

Tech Data Corp.	computer services	3.1

WellChoice Inc.	health care	3.0

Reynolds American Inc.	consumer products manufacturers	2.7

Ryder System, Inc.	automotive and transport	2.7

Willis Group Holdings Ltd.	insurance	2.7

Carolina Group	consumer products manufacturers	2.6

Whirlpool Corp.	consumer products manufacturers	2.5

GTECH Holdings Corp.	leisure	2.5

The Stanley Works	household products	2.5

Top Ten		27.7%

Investment Focus

1	Russell Midcap Value Index.
2	Dow Jones Wilshire 5000 Index.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 28 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

C umulative Performance: February 15, 1996–October 31, 2005
Initial Investment of $25,000

	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Five Years	Since Inception[1]	Final Value of a $25,000 Investment

Selected Value Fund[2]	14.96%	12.65%	9.09%	$58,178

Dow Jones Wilshire 5000 Index	10.77	-0.45	8.41	54,727

Russell Midcap Value Index	19.50	12.82	13.01	81,969

Average Mid-Cap Value Fund[3]	14.51	11.84	12.36	77,484

1	February 15, 1996.
2	Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% redemption fee previously assessed on shares held for less than five years.
3	Derived from data provided by Lipper Inc.

10

Fiscal-Year Total Returns (%): February 15, 1996–October 31, 2005

Average Annual Total Returns for periods ended September 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Selected Value Fund[1]	2/15/1996	21.95%	14.25%	8.22%	1.37%	9.59%

1	Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% redemption fee previously assessed on shares held for less than five years.

11

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)

Common Stocks (95.1%)[1]
Auto & Transportation (5.8%)
^2 Winnebago Industries, Inc.	2,205,700	64,671
Genuine Parts Co.	1,360,000	60,343
Dana Corp.	6,437,400	48,345
* Air France KLM ADR	1,896,600	31,863
Magna International, Inc. Class A	120,000	8,366
		213,588
Consumer Discretionary (20.4%)
*2 Tech Data Corp.	3,310,467	114,675
Whirlpool Corp.	1,185,800	93,085
GTECH Holdings Corp.	2,862,900	91,155
The Stanley Works	1,896,500	90,899
* Weight Watchers International, Inc.	1,469,400	77,246
Royal Caribbean Cruises, Ltd.	1,808,600	74,948
Family Dollar Stores, Inc.	3,115,800	68,984
Dollar General Corp.	3,124,100	60,733
Mattel, Inc.	2,329,900	34,366
Service Corp. International	3,785,300	31,683
Dillard’s Inc.	802,700	16,624
		754,398
Consumer Staples (7.3%)
^Reynolds American Inc.	1,167,000	99,195
Carolina Group	2,368,800	97,476
UST, Inc.	1,811,200	74,966
		271,637
Financial Services (29.2%)
Banks—Outside New York (3.5%)
TCF Financial Corp.	2,385,500	64,647
The South Financial Group, Inc.	2,301,600	63,455
Financial Miscellaneous (2.4%)
Radian Group, Inc.	1,715,000	89,352
Insurance—Multiline (7.9%)
* WellChoice Inc.	1,491,700	112,847
Willis Group Holdings Ltd.	2,649,900	98,417
UnumProvident Corp.	2,369,800	48,083
* CNA Financial Corp.	803,700	24,746
American Financial Group, Inc.	269,200	9,201
American National Insurance Co.	10,300	1,215
Insurance—Property-Casualty (2.7%)
Axis Capital Holdings Ltd.	2,185,900	56,680
XL Capital Ltd. Class A	684,500	43,849
Real Estate Investment Trusts (5.1%)
American Financial Realty Trust REIT	5,938,600	73,104
Equity Office Properties Trust REIT	2,212,100	68,133
* La Quinta Corp. REIT	5,831,800	48,696

12

Shares	Market Value• ($000)

Rent & Lease Services—Commercial (2.7%)
Ryder System, Inc.	2,498,500	99,115
Savings & Loan (4.9%)
People’s Bank	2,815,975	90,674
^New York Community Bancorp, Inc.	5,291,200	85,559
Hudson City Bancorp, Inc.	510,000	6,038
		1,083,811
Health Care (4.7%)
* Triad Hospitals, Inc.	1,704,600	70,110
Universal Health Services Class B	1,188,000	56,002
Valeant Pharmaceuticals International	1,696,400	29,110
* HealthSouth Corp.	5,089,200	20,866
		176,088
Integrated Oils (3.4%)
Marathon Oil Corp.	2,074,700	124,814
Other Energy (1.3%)
* Reliant Energy, Inc.	3,900,600	49,538
Materials & Processing (2.9%)
Sherwin-Williams Co.	1,302,500	55,421
United States Steel Corp.	1,400,000	51,142
		106,563
Producer Durables (4.2%)
American Power Conversion Corp.	3,709,900	79,355
Goodrich Corp.	2,147,500	77,460
		156,815
Technology (2.4%)
* Micron Technology, Inc.	4,000,000	51,960
* Solectron Corp.	10,257,000	36,207
		88,167
Utilities (8.4%)
Xcel Energy, Inc.	4,875,100	89,361
Pinnacle West Capital Corp.	1,981,600	82,752
CenterPoint Energy Inc.	6,092,200	80,661
MDU Resources Group, Inc.	948,100	31,259
FirstEnergy Corp.	557,100	26,462
		310,495
Other (5.1%)
Hillenbrand Industries, Inc.	1,172,300	54,008
2 Domtar Inc.	11,899,400	50,215
ITT Industries, Inc.	482,900	49,063
Brunswick Corp.	956,200	36,460
		189,746
Total Common Stocks (Cost $3,149,810)		3,525,660
Temporary Cash Investments (6.7%)[1]
Money Market Fund (6.6%)
3 Vanguard Market Liquidity Fund, 3.851%	210,047,876	210,048
3 Vanguard Market Liquidity Fund, 3.851%—Note G	34,366,900	34,367
		244,415
	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
4 Federal National Mortgage Assn 5 3.969%, 1/11/06	5,000	4,961
Total Temporary Cash Investments (Cost $249,376)		249,376
Total Investments (101.8%) (Cost $3,399,186)		3,775,036
Other Assets and Liabilities—Net (–1.8%)		(68,518)
Net Assets (100%)
Applicable to 195,189,743 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		3,706,518
Net asset value per share		$18.99

13

Market Value• ($000)

Statement of Assets and Liabilities

Assets

Investments in Securities, at Value	3,775,036

Receivables for Investment Securities Sold	31,603

Other Assets—Note C	11,781

Total Assets	3,818,420

Liabilities

Payables for Investment Securities Purchased	70,802

Security Lending Collateral Payable to Brokers—Note G	34,367

Other Liabilities	6,733

Total Liabilities	111,902

Net Assets (100%)	3,706,518

At October 31, 2005, net assets consisted of:[6]
	Amount ($000)	Per Share

Paid-in Capital	3,123,503	$16.01

Undistributed Net Investment Income	39,642.20

Accumulated Net Realized Gains	168,747.86

Unrealized Appreciation (Depreciation)

Investment Securities	375,850	1.93

Futures Contracts	(1,224)	(.01)

Net Assets	3,706,518	$18.99

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 4.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
5	Securities with a value of $4,961,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.
ADR—	American Depositary Receipt.
REIT—	Real Estate Investment Trust.

14

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Dividends[1]	62,201

Interest[1]	5,768

Security Lending	76

Total Income	68,045

Expenses

Investment Advisory Fees—Note B

Basic Fee	6,188

Performance Adjustment	(718)

The Vanguard Group—Note C

Management and Administrative	9,003

Marketing and Distribution	433

Custodian Fees	40

Auditing Fees	16

Shareholders' Reports	34

Trustees' Fees and Expenses	4

Total Expenses	15,000

Expenses Paid Indirectly—Note D	(471)

Net Expenses	14,529

Net Investment Income	53,516

Realized Net Gain (Loss)

Investment Securities Sold[1]	218,076

Futures Contracts	247

Realized Net Gain (Loss)	218,323

Change in Unrealized Appreciation (Depreciation)

Investment Securities	32,238

Futures Contracts	(1,224)

Change in Unrealized Appreciation (Depreciation)	31,014

Net Increase (Decrease) in Net Assets Resulting from Operations	302,853

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $428,000, $5,643,000, and $0, respectively.

15

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	53,516	28,567

Realized Net Gain (Loss)	218,323	20,689

Change in Unrealized Appreciation (Depreciation)	31,014	237,876

Net Increase (Decrease) in Net Assets Resulting from Operations	302,853	287,132

Distributions

Net Investment Income	(32,156)	(23,825)

Realized Capital Gain	—	—

Total Distributions	(32,156)	(23,825)

Capital Share Transactions—Note H

Issued	1,772,470	543,581

Issued in Lieu of Cash Distributions	27,953	20,860

Redeemed1	(289,111)	(168,401)

Net Increase (Decrease) from Capital Share Transactions	1,511,312	396,040

Total Increase (Decrease)	1,782,009	659,347

Net Assets

Beginning of Period	1,924,509	1,265,162

End of Period[2]	3,706,518	1,924,509

1	Net of redemption fees of $985,000 and $683,000.
2	Including undistributed net investment income of $39,642,000 and $19,888,000.

16

Financial Highlights

Selected Value Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$16.76	$14.10	$11.27	$12.07	$11.42

Investment Operations

Net Investment Income	.30	.26	.25	.21	.15

Net Realized and Unrealized Gain (Loss) on Investments[1]	2.19	2.66	2.82	(.84)	.74

Total from Investment Operations	2.49	2.92	3.07	(.63)	.89

Distributions

Dividends from Net Investment Income	(.26)	(.26)	(.24)	(.17)	(.24)

Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.26)	(.26)	(.24)	(.17)	(.24)

Net Asset Value, End of Period	$18.99	$16.76	$14.10	$11.27	$12.07

Total Return[2]	14.96%	20.94%	27.74%	-5.38%	7.95%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,707	$1,925	$1,265	$1,058	$903

Ratio of Total Expenses to

Average Net Assets[3]	0.51%	0.60%	0.78%	0.74%	0.70%

Ratio of Net Investment Income to

Average Net Assets	1.81%	1.78%	2.05%	1.63%	1.67%

Portfolio Turnover Rate	28%	35%	40%	50%	67%

1	Includes increases from redemption fees of $.01, $.01, $.01, $.01, and $.00.
2	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after August 7, 2001, and held for less than five years.
3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, 0.11%, 0.06%, and (0.03%).
See accompanying notes, which are an integral part of the Financial Statements.

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Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.  Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.  Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.  Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

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B.  Barrow, Hanley, Mewhinney & Strauss, Inc. and, beginning May 23, 2005, Donald Smith & Co., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Barrow, Hanley, Mewhinney & Strauss, Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. In accordance with the advisory contract entered into with Donald Smith & Co. in May 2005, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index beginning May 1, 2006.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets before a decrease of $718,000 (0.02%) based on performance.

C.  The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $451,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.  The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $468,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,606,000 from undistributed net investment income, and $5,057,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $44,453,000 to offset taxable capital gains realized during the year ended October 31, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2005, the fund had $90,336,000 of ordinary income and $119,339,000 of long-term capital gains available for distribution.

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At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $375,850,000, consisting of unrealized gains of $530,894,000 on securities that had risen in value since their purchase and $155,044,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2005, the aggregate settlement value of open futures contracts expiring in December 2005 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	235	71,076	(1,618)

E-mini S&P 500 Index	460	27,825	394

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.  During the year ended October 31, 2005, the fund purchased $2,228,059,000 of investment securities and sold $777,089,000 of investment securities, other than temporary cash investments.

G.  The market value of securities on loan to broker/dealers at October 31, 2005, was $33,818,000, for which the fund received cash collateral of $34,367,000.

H.  Capital shares issued and redeemed were:

	Year Ended October 31,
	2005 (000)	2004 (000)

Issued	94,115	34,510

Issued in Lieu of Cash Distributions	1,569	1,398

Redeemed	(15,288)	(10,845)

Net Increase (Decrease) in Shares Outstanding	80,396	25,063

I.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2004 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Oct. 31, 2005 Market Value ($000)

Domtar Inc.	--	73,048	--	179	50,215

Tech Data Corp.	--	119,088	--	--	114,675

Winnebago Industries, Inc.	--	68,807	--	249	64,671

				428	229,561

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Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,605,000 as capital gain dividends (from net long-term gains) to shareholders during the fiscal year.

The fund distributed $32,156,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 48.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund[1] Periods Ended October 31, 2005
	One Year	Five Years	Since Inception[2]

Returns Before Taxes	14.96%	12.65%	9.09%

Returns After Taxes on Distributions	14.71	12.06	8.40

Returns After Taxes on Distributions and Sale of Fund Shares	10.02	10.71	7.61

1	Total return figures do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% redemption fee previously assessed on shares held for less than five years.
2	February 15, 1996.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005
Selected Value Fund	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period[1]

Based on Actual Fund Return	1,000.00	$1,040.55	$2.52

Based on Hypothetical 5% Yearly Return	1,000.00	1,022.74	2.50

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee assessed on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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Trustees Renew Advisory Agreements

The board of trustees of Vanguard Selected Value Fund adopted a new multimanager advisory structure for the fund. Donald Smith & Co., Inc., joined Barrow, Hanley, Mewhinney & Strauss, Inc., in managing the fund, effective May 23, 2005. In addition, the board approved an amended investment advisory agreement with Barrow, Hanley, effective August 1, 2005. The amended agreement contains a new advisory fee schedule that increases the fee paid to Barrow, Hanley. The board determined that adopting the new multimanager advisory structure; retaining Barrow, Hanley; and amending Barrow, Hanley’s fee schedule were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the benefits to shareholders of continuing to retain Barrow, Hanley as an advisor to the fund and adding Donald Smith & Co. as a second advisor, particularly in light of the nature, extent, and quality of services provided by Barrow, Hanley and Donald Smith & Co.

With regard to Barrow, Hanley, the board considered the quality of investment management to the fund over both short- and long-term periods and took into account the organizational depth and stability of the firm. The board concluded that the existing advisory fee schedule had been in place for many years and that it should be adjusted to reflect the value of Barrow, Hanley’s services and the firm’s need to maintain an expanded portfolio management team to manage a very large fund in the value-oriented market segment. With respect to Donald Smith & Co., the board noted that the team responsible for implementing the firm’s investment strategy has more than two decades of investment experience, and that the firm specializes in managing value equity portfolios similar to that of the Selected Value Fund. The board also concluded that adding Donald Smith & Co. as an advisor would allow the fund to retain its character as a diversified mid-cap value stock offering.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that with Barrow, Hanley as its advisor the fund has consistently outperformed the average mid-cap value fund. Further, the board concluded that Donald Smith & Co.‘s other investment portfolios have strong investment returns and have posted competitive results by outperforming both the fund’s benchmark and the fund’s peer group over various short- and long-term periods. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement with Barrow, Hanley and the added advisory agreement with Donald Smith & Co., the fund’s advisory fee and expense ratio remain below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Barrow, Hanley or Donald Smith & Co. in determining whether to approve the advisory fees, because both firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The Barrow, Hanley advisory agreement will continue for one year and the Donald Smith & Co. agreement for two years. The agreements are renewable by the fund’s board after that for successive one-year periods.

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Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard Selected Value Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
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Q9340 122005

Vanguard® Mid-Cap Growth Fund

> Annual Report

October 31, 2005

> Vanguard Mid-Cap Growth Fund returned 16.1% for the fiscal year ended October 31, 2005, beating the performances of its benchmark, the broad stock market, and its average mutual fund competitor.

> Like the broad stock market, your fund started the fiscal year well, stalled at the midpoint, then mounted a second-half recovery.

> Four sectors—“other energy,” utilities, technology, and health care—accounted for most of your fund’s total returns.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	7

Fund Profile	9

Performance Summary	10

Financial Statements	12

Your Fund's After-Tax Returns	20

About Your Fund's Expenses	21

Trustees Renew Advisory Agreement	23

Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard Mid-Cap Growth Fund	16.1%

Russell Midcap Growth Index	15.9

Average Mid-Cap Growth Fund[1]	14.1

Dow Jones Wilshire 5000 Index	10.8

Your Fund's Performance at a Glance October 31, 2004-October 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Mid-Cap Growth Fund	$14.28	$16.58	$0.00	$0.00

1 Derived from data provided by Lipper Inc.

1

Chairman’s Lette r

Dear Shareholder,

The Mid-Cap Growth Fund returned 16.1% for the 12 months ended October 31, 2005, a marked improvement over last fiscal year’s relatively flat return (0.4%). Your fund edged the return of its benchmark and outperformed the returns of its peer-group average and the broad U.S. stock market.

The top table on page 1 shows the fund’s fiscal-year returns, along with those of its comparative measures. The fund did not make any income or capital gains distributions during the period; thus, its total return was made up only of capital change. Information about the fund’s starting and ending net asset values is also included in a table on page 1. If you own the Mid-Cap Growth Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 20.

Investors translated mixed signals into solid stock market returns

During the 12 months ended October 31, investors grappled with a variety of discordant signals: Robust economic expansion and strong corporate earnings were one theme, but high energy prices and rising interest rates sounded a dissonant counterpoint. Optimism prevailed, and stock prices registered respectable 12-month gains.

Smaller stocks outperformed the market’s larger companies, and value-oriented stocks (those with low prices relative to earnings, book value, and other fundamental

2

measures)     outpaced growth stocks. Both trends have persisted more or less steadily for the past five years. International stocks turned in excellent returns, even as the strengthening U.S. dollar reduced the gains for U.S.-based investors.

The yield curve flattened as Fed pushed short-term rates up

For much of the fiscal year, fixed income investors and the Federal Reserve Board seemed to be working at cross-purposes. The Fed continued to tighten monetary policy, raising its target for the federal funds rate in steps to 3.75%—an increase of 2 full percentage points over the 12 months. (On November 1, the day after the end of the fiscal year, the Fed boosted its target by an additional quarter-point.)

While the yields of shorter-term securities followed the Fed’s lead, the rates of longer-term bonds remained unchanged, rose modestly, or even declined. This phenomenon, known as a flattening of the yield curve, reflected strong demand for long-maturity bonds and, perhaps, the market’s assessment that long-term inflation pressures remained under control.

Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	10.5%	13.9%	-1.4%

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

MSCI All Country World Index ex USA (International)	20.6	23.5	4.7

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

3

As the yield curve flattened, prices generally fell for shorter-term bonds, and their returns lagged those of longer-term securities. In general, government bonds outperformed their corporate counterparts.

Your fund found growth in concentrated areas

Your fund’s advisor, Provident Investment Counsel, positioned the portfolio to benefit from concentrated areas of growth during the fiscal year. Almost 90% of the fund’s total returns came from only four sectors: “other energy,” utilities, technology, and health care.

As I mentioned previously, historically high energy prices resounded throughout the fiscal year. This hampered growth in some areas, but spurred other sectors to stellar performance. The Mid-Cap Growth Fund’s holdings in the “other energy” sector averaged returns of nearly 90%. Composed largely of oil drilling and exploration companies, the fund’s holdings in this area also include exposure to coal—a fuel source the advisor believes will continue to grow in importance as demand for energy increases.

Utilities stocks usually assume a supporting role in a growth portfolio (indeed, they made up only about one-sixteenth of the fund’s total holdings), but they produced sizable returns, largely due to the performance of two wireless service providers.

In technology, one of the fund’s largest sectors, positive performance was driven by software, services, chip, and circuit-maker stocks. Several of the software companies, including Macromedia and Adobe, figure as integral players in the

Total Returns
December 31,1997,[1] Through October 31, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment

Mid-Cap Growth Fund	11.2%	$22,920

Russell Midcap Growth Index	6.0	15,812

Average Mid-Cap Growth Fund	6.3	16,189

Dow Jones Wilshire 5000 Index	4.9	14,494

1 Inception date. advisor’s investment case for continued growth opportunities in the Internet and digital media areas. In health care, the strongest returns came from the services area—insurance and pharmaceutical benefits managers.

4

The consumer discretionary sector is one of the most sensitive to slowdowns in consumer spending. It’s also one of the largest sectors in the fund. Rising prices at the gas pumps meant less money for consumers to spend elsewhere. Although the fund’s holdings included a number of high-end retailers that are relatively immune to the impact of higher fuel prices, the sector still posted a negative return for the year. For more details on your fund’s performance and individual securities, see the Advisor’s Report on page 7.

Building an impressive long-term performance record

The table on page 4 shows that a hypothetical investment of $10,000 in the Mid-Cap Growth Fund at the time of the fund’s inception would have grown to $22,920 by October 31, 2005. As you can see, this compares favorably with the results of the fund’s benchmark, its peer group, and the broad U.S. stock market. The fund’s average annual return of 11.2% includes periods of poor performance and stretches of outstanding performance. You know firsthand that the road has been bumpy at times, but along the way, the fund has compiled a strong long-term performance record.

The fund’s performance is a testament to the thorough research and portfolio management skills of Provident Investment Counsel. In addition, your

Expense Ratios:[1] Your fund compared with its peer group
	Growth Fund	Average Mid-Cap Fund

Mid-Cap Growth Fund	0.44%	1.68%

1 Fund expense ratio reflects the fiscal year ended October 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

5

fund’s below-average expense ratio of 0.44% allows you to keep a greater share of the fund’s returns. For more information about the fund’s expenses, see page 21.

Diversification across and within asset classes is key

Provident Investment Counsel seeks to identify and invest in areas of potential growth among mid-capitalization stocks. This year, their strategy was a success, and, as I said before, the fund’s long-term record remains solid. In the fund’s Sector Diversification table on page 9, you’ll note the fund has a relatively large exposure to traditional growth areas such as tech and health care, while it has limited exposure to areas such as consumer staples and producer durables. Tech and health care did well this year, and Mid-Cap Growth Fund performed admirably.

There will be times, however, when health care, technology, and other growth-oriented stocks do not perform well. Different sectors, investment styles, and asset classes come into and pass out of favor with the market. Trying to time various market swings by hopping from one fund to the next is not the solution.

The best protection from inevitable market swings is a portfolio diversified both across and within asset classes, as appropriate for your goals, time horizon, and risk tolerance. This will help you keep a positive outlook when any one particular sector, style, or asset class underperforms. The Mid-Cap Growth Fund can play a vital role in such a balanced investment plan.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

November 14, 2005

6

Advisor’s Report

For the fiscal year ended October 31, 2005, Vanguard Mid-Cap Growth Fund returned 16.1%, outpacing the performance of its benchmark, the broad stock market, and its average mutual fund competitor.

The investment environment

Over the past year, U.S. mid-capitalization stocks led the market, delivering exceptional investment returns. Although value stocks outperformed growth stocks during the period, companies with a growth bias still produced very attractive results. In the mid-cap growth universe—where the fund focuses its investment research—the best-performing sectors included utilities, energy, and telecommunication services. Although these three sectors collectively represent less than 15% of the Russell Midcap Growth Index, larger sectors also generated double-digit returns, including health care, industrials, and technology. (Please note that in this commentary we refer to sectors as defined by the Global Industry Classification Standard, or GICS, rather than the Russell sectors cited elsewhere in this annual report.)

Energy companies have been especially strong over the past year, with oil and gas stocks rising nearly 70%. The supply–demand imbalance for energy products, driven by rising global consumption, has pushed prices dramatically higher. Hurricanes Katrina and Rita also significantly disrupted production in the Gulf of Mexico region, further boosting oil and gas prices.

Higher energy prices, as well as other escalating costs for commodities and raw materials, have negatively affected consumer confidence and generated concern that consumer discretionary spending will suffer. Also, due to inflationary fears, the Federal Reserve Board continues to raise short-term interest rates, which places further pressure on consumer spending. Despite decelerating economic growth in the United States, corporate earnings have been strong and cash balances have been high. The equity markets had to overcome many obstacles over the period, but solid corporate earnings, still-historically low interest rates, and reasonable equity valuations led to a prosperous fiscal year for investors.

Portfolio successes

The fund’s energy holdings produced the greatest absolute and relative performance, particularly those in the oil and gas industry. In telecommunication services, the fund’s wireless services companies also significantly outperformed those of the Russell Midcap Growth Index. Finally, holdings in the industrials sector contributed positively to performance, with commercial services stocks adding the most value.

The fund’s five biggest contributors to performance for the past year were NII Holdings (wireless telecommunication services), Peabody Energy (coal producer), Nextel Partners (wireless telecommunication services), Macromedia (software), and CB Richard Ellis Group (real estate).

7

Portfolio shortfalls

The fund’s exposure to the consumer discretionary sector detracted the most from performance, with stocks in the specialty retail, leisure, and apparel industries significantly hampering results during the period. The fund’s health care stocks also underperformed the index during the year. Within this category, the greatest performance shortfall came from the fund’s health care equipment holdings.

The five greatest detractors from performance for the 12 months were PETCO Animal Supplies (specialty retail), Family Dollar Stores (multiline retail), TIBCO Software (software), Tektronix (electronic equipment), and International Rectifier (semiconductors).

Outlook

We believe that the portfolio is well-positioned going into 2006. Our outlook has prompted two notable recent changes. First, we have taken profits in the energy sector by selling Ultra Petroleum (oil and gas) and reducing the portfolio’s position in Peabody Energy over the past several months. Many energy stocks have advanced sharply over the past quarter and year, and we have sold or reduced individual positions where we believe prices are ahead of fundamentals. That said, the portfolio still holds close to a 10% weighting in the sector, as we believe the long-term fundamentals are attractive.

Second, we have increased the portfolio’s exposure to financial stocks, as we identified companies with positive fundamental turning points and attractive valuations. Within financials, we have added three companies—Legg Mason (asset management), HCC Insurance Holdings (property and casualty insurance), and Ambac Financial (financial guaranty insurance)—that in our view will perform well in the current environment.

The portfolio is modestly underweight, on average, in consumer discretionary companies. We are still concerned about the ability of lower-end consumers to spend during a winter in which they may face historically high natural gas and heating oil prices. While unleaded gas prices have retreated modestly, they are still relatively high. Also, interest rates continue to climb at the same time that credit card companies will be mandated to increase the minimum monthly payment they collect on outstanding debt balances.

Such concerns affect our outlook on technology stocks as well, and we remain cautious about areas where overcapacity continues to exist. The portfolio’s tech exposure is represented by companies with unique product cycles, such as Activision, an electronic game publisher benefiting from a new game console cycle, and Broadcom, a semiconductor company with a strong product pipeline, which is benefiting from increased usage of broadband services and the proliferation of mobile computing and communications.

Evelyn D. Lapham, CFA, Managing Director
John J. Yoon, CFA, Senior Vice President
Provident Investment Counsel

November 15, 2005

8

Fund Profile
 As of October 31, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	61	502	4,970

Median Market Cap	$5.4B	$6.4B	$27.0B

Price/Earnings Ratio	28.5x	23.2x	19.9x

Price/Book Ratio	3.9x	3.8x	2.7x

Yield	0.0%	0.7%	1.7%

Return on Equity	14.3%	17.4%	17.7%

Earnings Growth Rate	21.3%	18.8%	9.2%

Foreign Holdings	2.6%	0.0%	2.2%

Turnover Rate	80%	--	--

Expense Ratio	0.44%	--	--

Short-Term Reserves	4%	--	--

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Auto & Transportation	3%	3%	3%

Consumer Discretionary	24	22	15

Consumer Staples	0	2	7

Financial Services	10	12	23

Health Care	18	17	12

Integrated Oils	0	1	4

Other Energy	10	9	5

Materials & Processing	3	5	4

Producer Durables	0	9	4

Technology	23	16	13

Utilities	5	2	6

Other	0	2	4

Short-Term Reserves	4%	--	--

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.91	1.00	0.75	1.00

Beta	1.10	1.00	1.25	1.00

Ten Largest Holdings3 (% of total net assets)

NII Holdings Inc.	telecommunications services	3.6%

National Oilwell Varco Inc.	energy & utilities	2.5

Monster Worldwide Inc.	business services	2.5

Cognizant Technology Solutions Corp.	computer services	2.4

NVIDIA Corp.	electronics	2.4

Macromedia, Inc.	computer software	2.4

CB Richard Ellis Group, Inc.	real estate	2.3

Paychex, Inc.	business services	2.3

Protein Design Labs, Inc.	pharmaceuticals	2.3

Activision, Inc.	computer software	2.3

Top Ten		25.0%

Investment Focus

1 Russell Midcap Growth Index.
2 Dow Jones Wilshire 5000 Index.
3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 25 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1997–October 31, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $10,000
	One Year	Five Years	Since Inception[1]	Investment

Mid-Cap Growth Fund	16.11%	-6.03%	11.17%	$22,920

Dow Jones Wilshire 5000 Index	10.77	-0.45	4.85	14,494

Russell Midcap Growth Index	15.91	-3.71	6.02	15,812

Average Mid-Cap Growth Fund[2]	14.07	-4.57	6.34	16,189

1 December 31, 1997.
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%): December 31, 1997–October 31, 2005

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception[1]
	Inception Date	One Year	Five Years	Capital	Income	Total

Mid-Cap Growth Fund	12/31/1997	25.00%	-7.09%	11.74%	0.00%	11.74%

1 December 31, 1997
2 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets
 As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (96.3%)

Auto & Transportation (3.1%)

BorgWarner, Inc.	158,300	9,180

Southwest Airlines Co.	530,500	8,493

		17,673

Consumer Discretionary (24.5%)

Cable Television Services (1.6%)

*Liberty Global Inc. Class A	191,902	4,753

*Liberty Global, Inc. Series C	191,902	4,552

Casinos & Gambling (2.0%)

*Scientific Games Corp.	373,500	11,190

Consumer Electronics (3.0%)

*Activision, Inc.	808,310	12,747

*Dolby Laboratories Inc.	254,330	4,095

Education--Services (1.8%)

*Education Management Corp.	324,050	9,994

Motel/Hotel (2.2%)

Marriott International, Inc. Class A	207,700	12,383

Leisure Time (1.8%)

Royal Caribbean Cruises, Ltd.	245,650	10,180

Miscellaneous Business (1.2%)

E.W. Scripps Co. Class A	145,900	6,682

Restaurants (1.6%)

*^.P.F. Chang's China Bistro, Inc	190,441	8,711

Retail (2.7%)

*GameStop Corp Class A	250,980	8,905

*Urban Outfitters, Inc.	222,800	6,312

Services--Commercial (4.7%)

*Monster Worldwide Inc.	424,200	13,918

*Getty Images, Inc.	152,105	12,626

Textiles--Apparel Manufacturing (1.9%)

Polo Ralph Lauren Corp.	213,200	10,489

		137,537

Financial Services (9.8%)

*CB Richard Ellis Group, Inc.	268,954	13,138

Paychex, Inc.	331,400	12,845

Legg Mason Inc.	87,730	9,414

*Alliance Data Systems Corp.	253,500	9,014

HCC Insurance Holdings, Inc.	181,200	5,436

UCBH Holdings, Inc.	221,000	3,845

Ambac Financial Group, Inc.	22,590	1,601

		55,293

Health Care (17.5%)

*Protein Design Labs, Inc.	458,300	12,842

C.R. Bard, Inc.	171,900	10,723

*ResMed Inc.	277,800	10,593

*Cytyc Corp.	361,450	9,163

*VCA Antech, Inc.	351,200	9,061

*Gen-Probe Inc.	179,890	7,347

12

	Shares	Market Value• ($000)

Cooper Cos., Inc.	103,294	7,111

*Affymetrix, Inc.	151,080	6,864

*Charles River Laboratories, Inc.	146,400	6,406

*Caremark Rx, Inc.	117,500	6,157

*Stericycle, Inc.	105,150	6,052

*PacifiCare Health Systems, Inc.	73,000	6,012

		98,331

Materials & Processing (3.2%)

Precision Castparts Corp.	210,200	9,955

Martin Marietta Materials, Inc.	101,925	8,043

		17,998

Other Energy (10.3%)

*National Oilwell Varco Inc.	225,100	14,062

Peabody Energy Corp.	149,000	11,646

*Southwestern Energy Co.	134,800	9,778

*Nabors Industries, Inc.	126,100	8,654

ENSCO International, Inc.	154,555	7,046

*Transocean Inc.	117,500	6,755

		57,941

Technology (23.3%)

*Cognizant Technology Solutions Corp.	312,900	13,761

*NVIDIA Corp.	397,400	13,333

*Macromedia, Inc.	302,950	13,306

*Broadcom Corp.	245,400	10,420

Rockwell Automation, Inc.	184,300	9,796

*NAVTEQ Corp.	247,570	9,685

*Comverse Technology, Inc.	361,050	9,062

*Cognos Inc.	206,500	7,750

Adobe Systems, Inc.	227,500	7,337

*Amdocs Ltd.	268,300	7,102

*Network Appliance, Inc.	259,100	7,089

Scientific-Atlanta, Inc.	176,800	6,266

*Jabil Circuit, Inc.	183,009	5,463

*Marvell Technology Group Ltd.	117,500	5,453

*FLIR Systems, Inc.	238,751	5,004

		130,827

Utilities (4.6%)

*NII Holdings Inc.	240,950	19,980

*Nextel Partners, Inc.	222,600	5,598

		25,578

Total Common Stocks (Cost $443,359)		541,178

Temporary Cash Investments (5.2%)

[1] Vanguard Market Liquidity Fund, 3.851%	23,839,652	23,840

[1] Vanguard Market Liquidity Fund, 3.851%--Note G	5,244,000	5,244

Total Temporary Cash Investments (Cost $29,084)		29,084

Total Investments (101.5%) (Cost $472,443)		570,262

Other Assets and Liabilities (-1.5%)

Other Assets--Note C		4,306

Liabilities--Note G		(12,736)

		(8,430)

Net Assets (100%)

Applicable to 33,890,948 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		561,832

Net asset value per share		$16.58

At October 31, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	465,356	$13.73

Accumulated Net Investment Losses	(171)	(.01)

Accumulated Net Realized Losses	(1,172)	(.03)

Unrealized Appreciation	97,819	2.89

Net Assets	561,832	$16.58

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

13

Statement of Operations

Year Ended October 31, 2005 ($000)

Investment Income

Income

Dividends	1,326

Interest[1]	523

Security Lending	230

Total Income	2,079

Expenses

Investment Advisory Fees--Note B

Basic Fee	1,224

Performance Adjustment	(455)

The Vanguard Group--Note C

Management and Administrative	1,323

Marketing and Distribution	108

Custodian Fees	19

Auditing Fees	16

Shareholders' Reports	29

Trustees' Fees and Expenses	1

Total Expenses	2,265

Expenses Paid Indirectly--Note D	(242)

Net Expenses	2,023

Net Investment Income	56

Realized Net Gain (Loss) on Investment Securities Sold	28,845

Change in Unrealized Appreciation (Depreciation) of Investment Securities	44,615

Net Increase (Decrease) in Net Assets Resulting from Operations	73,516

1 Interest income from an affiliated company of the fund was $523,000.

14

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income (Loss)	56	(190)

Realized Net Gain (Loss)	28,845	(21,802)

Change in Unrealized Appreciation (Depreciation)	44,615	21,640

Net Increase (Decrease) in Net Assets Resulting from Operations	73,516	(352)

Distributions

Net Investment Income	--	--

Realized Capital Gain	--	--

Total Distributions	--	--

Capital Share Transactions--Note H

Issued	205,023	359,140

Issued in Lieu of Cash Distributions	--	--

Redeemed	(158,602)	(164,094)

Net Increase (Decrease) from Capital Share Transactions	46,421	195,046

Total Increase (Decrease)	119,937	194,694

Net Assets

Beginning of Period	441,895	247,201

End of Period[1]	561,832	441,895

1 Including accumulated net investment losses of ($171,000) and ($227,000).

15

Financial Highlights

Mid-Cap Growth Fund
					Year Ended October 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002[1]	2001

Net Asset Value, Beginning of Period	$14.28	$14.22	$10.34	$12.22	$29.84

Investment Operations

Net Investment Income (Loss)	.00	(.01)	(.01)	(.10)	(.09)

Net Realized and Unrealized Gain (Loss) on Investments	2.30	.07	3.89	(1.78)	(10.82)

Total from Investment Operations	2.30	.06	3.88	(1.88)	(10.91)

Distributions

Dividends from Net Investment Income	--	--	--	--	--

Distributions from Realized Capital Gains	--	--	--	--	(6.71)

Total Distributions	--	--	--	--	(6.71)

Net Asset Value, End of Period	$16.58	$14.28	$14.22	$10.34	$12.22

Total Return	16.11%	0.42%	37.52%	-15.38%	-45.99%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$562	$442	$247	$31	$30

Ratio of Total Expenses to Average Net Assets[2]	0.44%	0.45%	0.63%	1.24%[3]	1.39%[3]

Ratio of Net Expenses to Average Net Assets--Note D2	0.39%	0.34%	0.48%	1.24%	1.39%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	(0.05%)	(0.18%)	(1.02%)	(1.02%)

Portfolio Turnover Rate	80%	102%	106%	221%	149%

1 Provident Investment Counsel Mid Cap Fund A reorganized into Vanguard Mid-Cap Growth Fund effective June 29, 2002.
2 Includes performance-based investment advisory fee increases (decreases) of (0.09%) for 2005, (0.05%) for 2004, (0.06%) for 2003, and 0.00% for 2002.
3 Includes the fund’s share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio, which was the fund’s sole investment prior to June 29, 2002. Expense ratios before waivers and reimbursements of expenses were 1.68% for 2002 and 2.17% for 2001.

16

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders, if any, are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Provident Investment Counsel, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell Midcap Growth Index. For the year ended October 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets before a decrease of $455,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $68,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2005, these arrangements reduced the fund’s expenses by $242,000 (an annual rate of 0.05% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2005, the fund had $167,000 of ordinary income available for distribution. The fund had available realized losses of $1,172,000 to offset future net capital gains through October 31, 2012.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $97,819,000, consisting of unrealized gains of $110,286,000 on securities that had risen in value since their purchase and $12,467,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2005, the fund purchased $432,767,000 of investment securities and sold $403,682,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2005, was $5,214,000, for which the fund received cash collateral of $5,244,000.

H.     Capital shares issued and redeemed were:

	Year Ended October 31,
	2005	2004
	Shares (000)	Shares (000)

Issued	13,038	25,339

Issued in Lieu of Cash Distributions	--	--

Redeemed	(10,099)	(11,771)

Net Increase (Decrease) in Shares Outstanding	2,939	13,568

18

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Mid-Cap Growth Fund:In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code. For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

19

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund Periods Ended October 31, 2005
	One Year	Five Years	Since Inception[1]

Returns Before Taxes	16.11%	-6.03%	11.17%

Returns After Taxes on Distributions	16.11	-7.56	9.76

Returns After Taxes on Distributions and Sale of Fund Shares	10.47	-5.68	9.19

1 December 31, 1997.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005
Mid-Cap Growth Fund	Beginning Account Value 4/30/2005	Ending Account Value 10/31/2005	Expenses Paid During Period1

Based on Actual Fund Return	$1,000.00	$1,122.55	$2.51

Based on Hypothetical 5% Yearly Return	1,000.00	1,022.84	2.40

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

Trustees Renew Advisory Agreement

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory agreement with Provident Investment Counsel, Inc. (PIC). The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the advisor. PIC, a wholly owned subsidiary of Old Mutual plc, is a stable organization that brings considerable experience to the fund. Evelyn D. Lapham, CFA, a managing director at PIC and one of the lead portfolio managers, has advised the fund since 1997. She has worked in investment management since 1981. John J. Yoon, CFA, the other lead manager, is a senior vice president at PIC. He has worked in investment management since 1989 and has advised the fund since 1997. The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisor agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results provided by PIC have been strong, as the fund has outperformed the average peer mutual fund over the short and long term. The trustees concluded that the advisor has managed the fund in a disciplined fashion and that the firm’s short- and long-term has been competitive versus the fund’s peer group and relevant benchmarks.

Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of PIC in determining whether to approve the advisory fee, because PIC is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

23

Vanguard’s Policies for Managing Changes
to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with Vanguard, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund's current prospectus	the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122005

Vanguard® International Explorer™ Fund

> Annual Report

October 31, 2005

> Vanguard International Explorer Fund returned 27.0% during the 12 months ended October 31, 2005, surpassing the returns of its average peer fund and benchmark index.

> Strong returns in markets outside the United States were somewhat muted by a rebound in the U.S. dollar versus foreign currencies in the second half of the fiscal year.

> The fund achieved positive returns in all sectors. Its most notable performers were holdings in the financials, consumer discretionary, and materials sectors.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	7

Fund Profile	9

Performance Summary	11

Financial Statements	13

Your Fund's After-Tax Returns	26

About Your Fund's Expenses	27

Trustees Renew Advisory Agreement	29

Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2005

Vanguard International Explorer Fund	27.0%

S&P/Citigroup EM EPAC Index	25.4

Average International Small-Cap Fund[1]	25.9

MSCI All Country World Index ex USA	20.6

Your Fund's Performance at a Glance October 31, 2004-October 31, 2005
				Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard International Explorer Fund	$14.64	$17.99	$0.24	$0.29

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard International Explorer Fund returned 27.0% for the 12 months ended October 31, 2005. This excellent return surpassed the results for the fund’s unmanaged benchmark index as well as its peer group average. The fund’s advisor made solid stock selections in many sectors, and its exposure to emerging markets, mainly in Asia, was also valuable.

The top table on page 1 presents the total return (capital change plus reinvested distributions) for the fund and its comparative standards. Also shown are the fund’s beginning and ending share prices, as well as its per-share distributions during the 2005 fiscal year. If you hold shares of the International Explorer Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 26.

International markets shrugged off energy concerns, climbed higher

During the fiscal year, returns from international stocks exceeded those of the broad U.S. market. The Morgan Stanley Capital International Europe, Australasia, Far East Index, a common gauge of international stock performance, returned 18.1%, while the Dow Jones Wilshire 5000 Composite Index returned 10.8%. Returns of international value stocks were generally stronger than those of their growth-oriented counterparts.

While the effects of high energy prices reverberated around the world, they were felt particularly strongly in the United States, the largest energy consumer. The stocks of energy producers generated exceptional returns, while those that depend more on the financial health of consumers lagged behind. In general, however, markets proved resilient.

When converted from local currencies into U.S. dollars, international stock returns remained robust, despite the dollar’s strengthening in the period. The gains of stocks in emerging markets surpassed those in developed markets, as growth rates in some emerging economies—particularly Brazil, China, India, and Indonesia—remained feverish.

The fund saw strong results across its holdings

The advisor of International Explorer Fund—Schroder Investment Management North America Inc.—employs a fundamental stock-selection approach that aims to construct a portfolio of attractively valued small-capitalization stocks poised for rapid earnings growth. Schroder chooses the stocks that look most promising, assigning secondary importance to their location or industry sector. Over the past year, this focus on individual stocks, rather than particular regions or sectors, produced an eclectic portfolio. The advisor found pockets of opportunity in every major industry sector, and returns from all were in double digits.

Market Barometer
		Average Annual Total Returns Periods Ended October 31, 2005
	One Year	Three Years	Five Years

Stocks

MSCI All Country World Index ex USA (International)	20.6%	23.5%	4.7%

Russell 1000 Index (Large-caps)	10.5	13.9	-1.4

Russell 2000 Index (Small-caps)	12.1	21.5	6.7

Dow Jones Wilshire 5000 Index (Entire market)	10.8	14.9	-0.5

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	1.1%	3.8%	6.3%

Lehman Municipal Bond Index	2.5	4.6	6.0

Citigroup 3-Month Treasury Bill Index	2.7	1.6	2.3

CPI

Consumer Price Index	4.3%	3.2%	2.7%

Attractive valuations are the common thread that links the advisor’s primary areas of focus during the past year—financials, industrials, and consumer-oriented stocks. The advisor successfully identified a number of stocks within each of these industry groups that met its selection criteria and provided stellar results. Top financials performers included Daegu Bank (South Korea) and Nexity (France). In the consumer discretionary sector, Hyundai Department Store and Hyundai Mobis (South Korea) were leaders. In industrials, YIT-Yhtyma (Finland) and Hochtief (Germany) provided outstanding returns.

As a supplement to its bottom-up analysis of individual stocks, the advisor uses extensive macroeconomic research to understand the forces—such as supply and demand dynamics and monetary policies—that affect the economic outlooks for sectors and countries. This research led the advisor to keep the portfolio’s allocations to Japan and the United Kingdom at or slightly below those of its benchmark, the Standard & Poor’s/ Citigroup Extended Market Europe & Pacific (EM EPAC) Index. (The two were still the fund’s largest country positions, representing 22% and 20% of assets, respectively, on October 31.) During the year the advisor reduced the fund’s European exposure, using the proceeds to add to holdings in other regions.

One of the fund’s notable characteristics is its exposure to a number of smaller economies in Europe and, to a lesser degree, the Pacific. The advisor considers these smaller markets more receptive to changes in the global economy than the regional giants are. Among these nimbler countries are Sweden, Greece, and Ireland.

Total Returns
	12 Months Ended October 31, 2005
Index/Country	Based on Local Currency	Currency Impact	Based on U.S. Dollars

MSCI Europe	23.2%	-6.9%	16.3%

United Kingdom	18.2	-4.0	14.2

France	23.2	-7.2	16.0

Germany	24.9	-7.3	17.6

Switzerland	33.7	-9.3	24.4

Netherlands	23.3	-7.2	16.1

Italy	19.2	-7.0	12.2

MSCI Pacific	30.8%	-8.8%	22.0%

Japan	34.1	-11.8	22.3

Hong Kong	16.1	0.5	16.6

Singapore	14.0	-2.0	12.0

Australia	25.4	0.0	25.4

MSCI EAFE	25.6%	-7.5%	18.1%

Select Emerging Markets	35.3%	-1.6%	33.7%

Dow Jones Wilshire 5000 (United States)	10.8%	--	10.8%

Although the fund made a large commitment—about one-quarter of assets at period-end—to the industrials sector, it missed out on a number of the sector’s strongest-performing stocks. The fund’s very small positions in the energy and utilities sectors also turned in subpar results, which dampened our performance versus the benchmark.

For more details on the advisor’s portfolio positioning and outlook, see the Advisor’s Report on page 7.

The long-term view: A record to be proud of

As can be expected with investments in any international fund, the International Explorer Fund has seen its share of ups and downs over its nine-year history. These vacillations underscore the need for fortitude and patience in international investing. Over the long term, however, the fund has rewarded those investors who stuck with it through the market’s cycles.

The fund’s average annual return of 13.1% over the nine years from its November 4, 1996, inception through October 31, 2005, is excellent in comparison with what its benchmarks have achieved: 7.1% a year on average for the EM EPAC Index and 10.8% for the average peer fund. As shown in the table below, a hypothetical investment of $25,000 made on the fund’s inception date would have grown to $75,685 by October 31. A comparable investment in the average peer fund would have ended at $63,079.

Although no one knows the absolute returns international markets will provide in a given period, we remain confident that Schroder Investment Management

Total Returns
	November 4, 1996,[1] Through October 31, 2005
	Average Annual Return	Final Value of a $25,000 Investment

International Explorer Fund	13.1%	$75,685

S&P/Citigroup EM EPAC Index	7.1	46,149

Average International Small-Cap Fund	10.8	63,079

MSCI All Country World Index ex USA	5.6	40,762

1 The fund’s inception date.

North America can continue to generate competitive long-term returns. Our confidence is based on the advisor’s skill and Vanguard’s traditionally low costs. As the table below shows, International Explorer’s costs are far lower than those of peer funds, on average, which means that more of the fund’s return stays in your account, where it belongs.

The case for international investing

After lagging through much of the 1990s, in recent years international stocks have outperformed their U.S. counterparts. That simple fact underscores the benefits of using international holdings to diversify a U.S. investor’s stock portfolio. In an increasingly global economy, many U.S.-based investors might find that committing a portion of their stock portfolio to international stocks is a sensible decision.

A well-diversified portfolio should include a mix of stocks, bonds, and cash investments suitable for your time horizon and risk tolerance. This kind of investment program permits you to share in the successes of better-performing asset classes while it cushions you from those that perform poorly at any given time.

Returns of international stocks generally do not move in sync with U.S. stock performance, so it is possible to see strong returns from international stocks when U.S. stocks are down, and vice versa. As a small part of the stock portion of a balanced portfolio, the International Explorer Fund can play an important role in helping you move toward your investing objectives.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
November 14, 2005

Expense Ratios:[1] Your fund compared with its peer group
	Fund	Average International Small-Cap Fund

International Explorer Fund	0.50%	1.91%

1 Fund expense ratio reflects the fiscal year ended October 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Advisor’s Report

Vanguard International Explorer Fund returned 27.0% in fiscal 2005. This result surpassed the 25.4% return of the Standard & Poor’s/Citigroup Extended Market Europe & Pacific (S&P/Citigroup EM EPAC) Index, a broad measure of the performance of smaller non-U.S. stocks.

The investment environment

Fiscal 2005 was another excellent period for smaller international companies, both in terms of their absolute U.S. dollar returns and in terms of their returns relative to other market segments. Their gains in local currencies were even more impressive, but these gains were offset to a modest extent by the weakness of international currencies against the dollar, particularly in the second half of the period.

Global economic growth remained robust throughout the fiscal year, while, by and large, the liquidity environment was supportive. Growth occurred despite a number of trends that typically would have been expected to depress economic activity in the developed world. The most notable of these were the continued (although well-flagged) increases in short-term U.S. interest rates and the upward spiral of oil prices. In sector terms, the main areas of strength were energy (for obvious reasons), basic materials, and industrials.

Strong growth and ample liquidity form a good backdrop for smaller companies, which are typically more cyclically sensitive and more highly leveraged, and in fiscal 2005, these companies outperformed in every region and in most sectors.

However, although the absolute returns of smaller companies remained strong, in the second half of the fiscal year they were more closely aligned with the absolute returns of larger stocks.

Our successes

As in the 2004 fiscal year, our stock selection in continental European markets made a major contribution to the fund’s performance. Holdings in Belgium, the Netherlands, France, Finland, and Ireland rose strongly, with holdings in the latter two countries rising by more than 50%, on average. In industry terms, the top performers were consumer noncyclicals, financials, materials, and industrials. For the second consecutive fiscal year, YIT-Yhtyma—a Finnish construction company—was the top contributor to the fund’s return.

The fund’s emerging-markets holdings—particularly in India and South Korea, where financial and consumer-oriented stocks performed well—were another notable area of strength. Many smaller companies were well positioned to benefit from the dynamic changes in consumers’ preferences within emerging markets, both as suppliers of goods and providers of financial services to a burgeoning middle class.

Our stock selection in the United Kingdom also aided the fund’s performance, as consumer noncyclicals, information technology, and financials holdings generated good returns. Strong cash flows in the corporate sector spurred merger and acquisition activity in the country.

Our shortfalls

The main area of disappointment was our stock selection in Japan. However, the biggest single factor for the fund’s relative underperformance in Japan was our underweighting of financials stocks, which rose strongly on the back of investors’ optimism about the prospects for the country’s recovery. Our selections in this sector did well, outperforming the sector in the index; the problem was that the fund did not own enough of them. Also, our stock selection in the information technology, consumer noncyclicals, and industrials sectors detracted from the fund’s performance.

The fund’s positioning

Until the last few months, the transition to a slower rate of global growth appeared to be happening with very little dislocation. However, continued volatility in energy prices, less positive inflation data, and a general upward move in the yields of global bonds have caused equity markets to consolidate. This has affected smaller companies, given their higher perceived cyclicality and the less helpful liquidity backdrop.

For some time now, and certainly in our past few reports to you, we have sounded a note of caution as to the continued ability of the average small international company to continue to outperform its average larger counterpart. This view has proved to be overly cautious. However, we would reiterate that the valuations of smaller companies versus large ones are not cheap relative to their historical average and that valuations of small-capitalization stocks have been supported by a benign economic environment. With tighter liquidity, possibly accompanied by a slowdown in economic growth, the story going forward could be very different.

However, your fund is not invested in the average small international company. Although we maintain a well-diversified portfolio, conscious as we are of the risks involved in investing in any individual small company, the portfolio is a very small subset of the small-cap universe, given that there are more than 3,800 companies in the fund’s benchmark index.

Consequently, while we remain agnostic about the likely performance of smaller companies relative to larger ones over the coming months, we continue to believe that our focus on companies’ quality, growth, and visibility should yield good returns for shareholders in the months ahead. Small-cap valuations are not extended, and many pockets of growth remain in the global economy, which we believe nimble smaller companies are well placed to exploit.

Matthew Dobbs, Senior Vice President
SchroderInvestment Management
North America Inc.

November 17, 2005

Fund Profile
 As of October 31, 2005

Portfolio Characteristics
	Fund	Comparative Index[1]

Number of Stocks	259	3,893

Turnover Rate	38%	--

Expense Ratio	0.50%	--

Short-Term Reserves	1%	--

Volatility Measures
	Fund	Comparative Index[1]

R-Squared	0.94	1.00

Beta	1.05	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]

Consumer Discretionary	18%	21%

Consumer Staples	10	6

Energy	2	2

Financials	20	20

Health Care	4	6

Industrials	26	22

Information Technology	6	8

Materials	8	11

Telecommunication Services	0	1

Utilities	4	3

Other	1	0

Short-Term Reserves	1%	--

Ten Largest Holdings[2] (% of total net assets)

YIT-Yhtyma Oyj	construction	1.2%

Topdanmark A/S	financial services	1.1

Sika Finanz AG	specialty chemical manufacturing	1.1

Hochtief AG	construction	1.0

Publigroupe SA	advertising and marketing	1.0

Red Electrica de Espana SA	energy and utilities	1.0

Azimut Holding SpA	financial services	1.0

Oriflame Cosmetics SA	retail	1.0

C&C Group PLC	nonalcoholic beverages	1.0

Groupe Bourbon SA	retail	0.9

Top Ten		10.3%

Allocation by Region (% of portfolio)

68% Europe
26% Pacific
  5% Emerging Markets
  1% Short-Term Reserves

1 S&P/Citigroup EM EPAC Index.
2 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 31 for a glossary of investment terms.

Country Diversification (% of portfolio)
	Fund	Comparative Index[1]

Europe

United Kingdom	20%	20%

Switzerland	8	6

Germany	7	7

France	6	8

Italy	5	4

Sweden	4	2

Denmark	3	1

Finland	3	1

Greece	3	1

Netherlands	3	4

Spain	3	4

Ireland	2	1

Belgium	1	2

Norway	0	1

Subtotal	68%	62%

Pacific

Japan	22%	25%

Australia	2	5

Hong Kong	1	2

Singapore	1	1

Subtotal	26%	33%

Emerging Markets

South Korea	3%	3%

Indonesia	1	0

Taiwan	1	0

Other Emerging Markets	0	2

Subtotal	5%	5%

Short-Term Reserves	1%	--

1 S&P/Citigroup EM EPAC Index.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 4, 1996–October 31, 2005
Initial Investment of $25,000

	Average Annual Total Returns Periods Ended October 31, 2005			Final Value of a $25,000
	One Year	Five Years	Since Inception[1]	Investment

International Explorer Fund[2]	27.04%	8.50%	13.11%	$75,685

MSCI All Country World Index ex USA	20.57	4.71	5.59	40,762

S&P/Citigroup EM EPAC Index	25.41	11.01	7.06	46,149

Average International Small-Cap Fund3	25.87	7.37	10.85	63,079

1 November 4, 1996.
2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 21 for dividend and capital gains information.

Fiscal-Year Total Returns (%): November 4, 1996–October 31, 2005

Average Annual Total Returns for periods ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

International Explorer Fund[1]	11/4/1996	36.49%	7.43%	13.08%	0.70%	13.78%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Financial Statements

Statement of Net Assets
As of October 31, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (98.3%)

Australia (2.5%)
James Hardie Industries NV	2,644,838	16,865
^Lion Nathan Ltd.	2,730,706	16,141
^Ansell Ltd.	1,883,284	14,865
Just Group Ltd.	3,254,735	5,937
		53,808
Belgium (1.2%)
Fluxys-D	3,367	9,356
Compagnie Nationale a Portefeuille	20,000	5,163
Sofina SA	55,752	4,289
GIMV NV NPV	68,085	3,504
Kinepolis Group	60,000	2,091
		24,403
China (0.3%)
Shenzhen Expressway Co. Ltd.	13,400,000	4,246
The Guangshen Railway Co., Ltd.	6,800,000	1,969
ZTE Corporation	261,600	774
		6,989
Denmark (2.7%)
*Topdanmark A/S	300,000	22,873
^Coloplast A/S B Shares	260,000	14,902
*^Jyske Bank A/S	280,800	14,098
^H+H International A/S Class B	13,403	2,485
*Trygvesta AS	53,475	2,206
		56,564
Finland (3.0%)
^YIT-Yhtyma Oyj	660,000	25,396
*^Kone Oyj	180,000	12,122
TietoEnator Oyj B Shares	300,000	9,527
^OKO Bank(OKO Osuuspankkien Keskuspankki Oyj)	725,000	8,207
*^Cargotec Corp.	230,000	6,803
*OKO Bank Rights (OKO Osuuspankkien Keskuspankki Oyj)
Exp. 11/15/2005	725,000	1,945
		64,000
France (5.7%)
^Groupe Bourbon SA	250,000	20,201
Eiffage SA	210,000	18,117
*Saft Groupe SA	520,000	16,436
^Rodriguez Group	272,352	15,906
Nexity	280,500	12,784
Kaufman & Broad SA	139,559	10,367
*^Groupe Partouche SA	503,310	8,436
Wendel Investissement	41,558	3,986
Compagnie des Alpes	60,000	3,948
Norbert Dentressangle	72,374	3,779
Tessi SA	59,962	2,992
Viel et Compagnie	667,187	2,831
*CBo Territoria	290,000	1,386
		121,169
Germany (7.4%)
^Hochtief AG	550,000	22,225
Grenkeleasing AG	372,425	19,402

Shares	Market Value• ($000)

*HCI Capital AG	829,143	16,188
*Techem AG	400,000	15,910
Bilfinger Berger AG	355,000	15,366
*^Premier AG	500,000	14,392
Schwarz Pharma AG	250,000	14,360
^Rheinmetall AG	197,470	12,142
*^Aareal Bank AG	350,000	10,683
*MTU Aero Engines
Holdings AG	266,509	7,742
*CENTROTEC Sustainable AG	220,322	6,252
*WaveLight Laser Technologies AG	56,183	1,098
cash.life AG	24,923	925
		156,685
Greece (2.6%)
Babis Vovos International	1,053,661	17,196
Public Power Corp.	600,000	12,695
Hellenic Exchanges SA	1,052,186	9,496
Marfin Financial Group SA	424,430	9,104
Mytilineos Holdings SA	412,990	7,256
		55,747
Hong Kong (0.6%)
ASM Pacific Technology Ltd.	1,400,000	6,500
Dah Sing Financial Group	618,800	3,766
Asia Satellite Telecommunications Holdings Ltd.	850,000	1,445
Kingmaker Footwear Holdings Ltd.	2,773,836	541
		12,252
India (0.1%)
UTI Bank Ltd. GDR	600,000	3,090
Indonesia (1.1%)
PT Bank Central Asia Tbk	52,924,500	16,919
PT Bank Rakyat Indonesia Tbk	31,000,000	7,523
		24,442
Ireland (1.6%)
C&C Group PLC	3,300,000	20,428
DCC PLC	750,000	13,921
		34,349
Italy (5.3%)
Azimut Holding SpA	2,907,047	20,954
Davide Campari-Milano SpA	2,350,000	15,936
Beni Stabili SpA	12,459,180	11,940
^ACEA SpA	1,200,000	11,933
Compagnie Industriali Riunite SpA	4,038,250	11,429
^Mondadori (Arnoldo) Editore SpA	1,139,650	10,601
Autostrada Torino- Milano SpA	498,130	9,467
Ergo Previdenza SpA	1,547,862	9,223
Sol SpA	858,588	4,336
^Italmobiliare SpA Non-Convertible Risp	69,530	3,485
Italmobiliare SpA	52,020	3,315
		112,619
Japan (21.9%)
Dowa Mining Co. Ltd.	2,000,000	16,130
XEBIO Co., Ltd.	370,000	15,923
Daicel Chemical Industries Ltd.	2,100,000	13,602
Tokyo Ohka Kogyo Co., Ltd.	500,000	12,184
Gunze Ltd.	2,300,000	12,076
^Q.P. Corp.	1,350,000	12,048
Santen Pharmaceutical Co. Ltd.	450,000	11,489
Aica Kogyo Co., Ltd.	920,000	11,163
ARRK Corp.	200,000	11,051
Nippon Sanso Corp.	1,800,000	11,004
^Circle K Sunkus Co., Ltd.	470,000	10,808
^Sumitomo Warehouse Co. Ltd.	1,300,000	10,061
NAFCO Co., Ltd.	300,000	9,901
Obic Co., Ltd.	60,000	9,785
^Paris Miki Inc.	450,000	9,748
Nippon Chemi-Con Corp.	1,580,000	9,597
Enplas Corp.	400,000	9,552
^Union Tool Co.	260,000	9,525
^Nissan Chemical Industries, Ltd.	780,000	9,087
Nichicon Corp.	700,000	8,984
^Kissei Pharmaceutical Co.	450,000	8,804

Shares	Market Value• ($000)

Nipro Corp.	560,000	8,454
The Hiroshima Bank, Ltd.	1,200,000	7,822
KOA Corp.	900,000	7,742
Ushio Inc.	400,000	7,454
Toyo Tire & Rubber Co., Ltd.	1,300,000	7,381
^Lintec Corp.	420,000	7,105
Sato Corp.	300,000	6,931
TOC Co., Ltd.	1,200,000	6,925
^Net One Systems Co., Ltd.	3,500	6,698
Katokichi Co., Ltd.	960,000	6,261
Hokuetsu Paper Mills, Ltd.	1,200,000	6,192
Tsubaki Nakashima Co., Ltd.	400,000	5,876
^Sumida Corp.	320,000	5,682
Idec Izumi Corp.	400,000	5,587
^Nishimatsu Construction Co.	1,200,000	5,557
Osaka Securities Exchange Co., Ltd.	1,000	5,232
^Arisawa Mfg. Co., Ltd.	320,000	5,219
Daido Steel Co., Ltd.	750,000	5,200
^Nissin Healthcare Food Service Co. Ltd.	350,000	5,090
Sumisho Lease Co., Ltd.	100,000	4,754
^Koito Manufacturing Co., Ltd.	350,000	4,706
Tamura Taiko Holdings, Inc.	700,000	4,684
Maeda Corp.	655,000	4,664
Tokyo Leasing Co., Ltd.	255,800	4,655
Exedy Corp.	200,000	4,609
Kureha Chemical Industry Co.	900,000	4,557
OBIC Business Consultants Co., Ltd.	75,000	4,286
H.I.S Co., Ltd.	200,000	4,278
*[1]Sega Sammy Holdings Inc.	102,220	3,679
Sega Sammy Holdings Inc.	102,220	3,678
^Saizeriya Co., Ltd.	270,000	3,545
Plenus Co. Ltd.	115,000	3,434
Nifco Inc.	200,000	3,354
Sanyo Chemical Industries, Ltd.	440,000	3,307
^Sohgo Security Services Co. , Ltd.	200,000	3,300
Japan Airport Terminal Co., Ltd.	314,000	3,146
^eAccess Ltd.	5,000	3,105
^Mimasu Semiconductor Industry Co., Ltd.	189,000	3,073
^Belluna Co., Ltd.	88,000	2,961
Nippon System Development Co., Ltd.	100,000	2,878
AUCNET Inc.	120,000	2,527
Nagase & Co., Ltd.	200,000	2,484
Inaba Denki Sangyo Co., Ltd.	75,000	2,399
Hard Off Corp. Co., Ltd.	200,000	2,324
ALPHA Corp.	60,000	2,244
WOWOW Inc.	1,000	2,158
Thine Electronics Inc.	560	1,902
NEC Systems	170,000	1,876
Chiyoda Co., Ltd.	93,900	1,863
ICOM Inc.	59,000	1,722
Musashi Seimitsu Industry Co., Ltd.	71,900	1,643
Tsuruha Co., Ltd.	40,000	1,640
Toho Real Estate Co., Ltd.	242,000	1,619
Rex Holdings Co., Ltd.	209	1,369
Osaka Securities Finance Co., Ltd.	230,000	1,215
Daiken Corp.	300,000	1,084
^Nagaileben Co., Ltd.	30,000	746
*UMC Japan	2,400	735
*[2]Belluna Co. Ltd. Warrants Exp. 9/29/2006	1,500	0
		467,133
Netherlands (2.5%)
Fugro NV	609,992	16,473
Koninklijke Ten Cate NV	105,972	11,143
^ Heijmans NV	243,028	10,975
Stork NV	261,629	9,722
Grolsch NV	150,641	3,927
		52,240
Norway (0.4%)
^Findexa Ltd.	1,750,910	8,720
Singapore (1.4%)
Singapore Exchange Ltd.	5,000,000	7,981
Sembcorp Industries Ltd.	4,230,000	6,734

Shares	Market Value• ($000)

ComfortDelgro Corp Ltd.	5,000,000	4,374
SIA Engineering Co. Ltd.	2,165,000	3,181
Venture Corp. Ltd.	400,000	2,957
Singapore Airport Terminal Services Ltd.	1,967,000	2,498
YHI International Ltd.	5,400,000	1,258
MobileOne Limited	960,000	1,135
		30,118
South Korea (3.5%)
Amorepacific Corp.	56,000	16,739
Daegu Bank	1,218,550	14,653
Pusan Bank	1,096,710	11,487
Kangwon Land Inc.	617,499	10,441
Daewoo Engineering & Construction Co., Ltd.	1,000,000	10,039
Yuhan Corp.	52,472	6,600
G2R Inc.	289,420	4,559
		74,518
Spain (2.5%)
^Red Electrica de Espana SA	800,000	21,331
Enagas SA	1,100,000	19,442
^Compania de Distribucion Integral Logista, SA	246,510	13,060
		53,833
Sweden (3.4%)
^Oriflame Cosmetics SA	800,000	20,640
Swedish Match AB	1,600,000	18,175
*Transcom WorldWide SA	1,800,000	12,728
^Saab AB	600,000	10,397
D. Carnegie & Co. AB	792,120	9,647
		71,587
Switzerland (7.5%)
*Sika Finanz AG (Bearer)	31,510	22,401
Publigroupe SA	75,000	21,494
Geberit AG	25,000	17,299
Schindler Holding AG (Ptg. Ctf.)	43,000	16,371
Kuoni Reisen Holding AG (Registered)	41,000	15,375
Helvetia Patria Holding AG	79,346	14,289
Jelmoli Holding AG	9,249	13,368
Lindt & Spruengli AG	6,500	11,001
BKW FMB Energie AG	163,740	10,997
Bank Sarasin & Cie AG	3,619	7,192
*Mobilezone Holding AG	1,700,000	6,452
Valora Holding AG	17,664	3,146
		159,385
Taiwan (1.2%)
*E.Sun Financial Holding Co., Ltd. GDR	737,845	11,078
*[2]Basso Industry Warrants Exp. 5/26/2006	2,063,260	5,277
*[2]Zyxel Communications Corp. Warrants Exp. 11/23/2007	2,500,000	5,094
*[2]Tong Yang Industry Co., Ltd. Warrants Exp. 4/7/2006	3,000,000	3,944
		25,393
Thailand (0.3%)
Bank of Ayudhya PLC (Foreign)	22,500,000	6,860
United Kingdom (19.6%)
SIG PLC	1,450,000	17,468
Resolution PLC	1,400,000	14,676
Carillion PLC	2,800,000	13,761
Babcock International Group PLC	3,600,000	11,962
John Laing PLC	2,509,803	11,754
Findel PLC	1,500,000	11,425
Inchape PLC	310,000	11,317
Meggitt PLC	2,024,643	10,847
The Peninsular & Oriental Steam Navigation Co.	1,500,000	10,733
WS Atkins PLC	850,000	10,640
Intermediate Capital Group PLC	480,000	10,541
Bellway PLC	650,000	10,010
Balfour Beatty PLC	1,850,000	9,997
J.D. Wetherspoon PLC	1,900,000	9,944
Greggs PLC	115,000	9,723
Speedy Hire PLC	770,000	9,716
ICAP PLC	1,500,000	9,178
Redrow PLC	1,200,000	9,047
Forth Ports PLC	380,000	8,950
Whatman PLC	1,801,504	8,924

Shares	Market Value• ($000)

Abbot Group PLC	2,000,000	8,823
Quintain Estates & Development PLC	900,000	8,646
Headlam Group PLC	1,200,000	8,532
Alexon Group PLC	1,900,000	8,008
The Go-Ahead Group PLC	320,000	7,790
Stagecoach Group PLC	3,900,000	7,406
Wilson Bowden PLC	370,000	7,367
Paragon Group Cos. PLC	800,000	7,216
The Future Network PLC	7,200,000	7,207
Close Brothers Group PLC	525,000	7,128
Chrysalis Group PLC	3,000,000	7,013
Domestic & General Group PLC	500,000	6,994
National Express Group PLC	450,000	6,554
London Merchant Securities PLC	1,700,000	6,413
First Choice Holidays PLC	1,800,000	6,225
Goldshield Group PLC	945,601	6,002
*CSR PLC	450,000	5,732
Taylor Woodrow PLC	1,000,000	5,545
*Cairn Energy PLC	175,000	5,354
Shaftesbury PLC	850,000	5,302
Devro PLC	2,300,000	5,231
Alfred McAlpine Group PLC	800,000	4,887
*Premier Oil PLC	356,503	4,578
Nestor Healthcare Group PLC	2,149,235	4,358
BPP Holdings PLC	680,000	4,320
AEA Technology PLC	2,581,250	3,586
*SCi Entertainment Group PLC	366,890	3,506
Lawrence PLC	575,000	3,456
Ultra Electronics Holdings PLC	200,000	3,117
RM PLC	1,000,000	2,974
*London Clubs International PLC	1,300,000	2,798
Games Workshop Group PLC	400,000	2,741
Bovis Homes Group PLC	241,151	2,563
Grainger Trust PLC	300,000	2,307
Liontrust Asset Management PLC	428,549	2,207
Stanley Leisure PLC	203,636	2,189
French Connection Group, PLC	461,255	1,924
McCarthy & Stone PLC	100,000	1,132
Reed Health Group PLC	984,540	624
Low & Bonar PLC	66,549	135
		418,503
Total Common Stocks (Cost $1,689,385)		2,094,407
Temporary Cash Investments (7.5%)
[3] Vanguard Market Liquidity Fund, 3.851%	21,283,211	21,283
[3] Vanguard Market Liquidity Fund, 3.851%--Note G	137,355,988	137,356
Total Temporary Cash Investments (Cost $158,639)		158,639
Total Investments (105.8%) (Cost $1,848,024)		2,253,046
Other Assets and Liabilities (-5.8%)
Other Assets--Note C		29,953
Security Lending Collateral Payable to Brokers--Note G		(137,356)
Other Liabilities		(15,249)
		(122,652)
Net Assets (100%)
Applicable to 118,398,808 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,130,394
Net asset value per share		$17.99

At October 31, 2005, net assets consisted of:[4]
	Amount ($000)	Per Share

Paid-in Capital	1,531,831	$12.94

Undistributed Net

Investment Income	35,697.30

Accumulated Net Realized Gains	157,940	1.33

Unrealized Appreciation (Depreciation)

Investment Securities	405,022	3.42

Foreign Currencies	(96)	.00

Net Assets	2,130,394	$17.99

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker/dealers.
See Note G in Notes to Financial Statements.
1 Security acquired through a stock split on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2005.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the aggregate value of these securities was $14,315,000, representing 0.7% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
GDR--Global Depositary Receipt.
(Ptg. Ctf.)--Participating Certificate.

Statement of Operations

Year Ended October 31, 2005
($000)

Investment Income

Income

Dividends[1,2]	49,051

Interest[2]	1,924

Security Lending	1,945

Total Income	52,920

Expenses

Investment Advisory Fees--Note B

Basic Fee	4,122

Performance Adjustment	461

The Vanguard Group--Note C

Management and Administrative	4,159

Marketing and Distribution	365

Custodian Fees	825

Auditing Fees	23

Shareholders' Reports	49

Trustees' Fees and Expenses	3

Total Expenses	10,007

Expenses Paid Indirectly--Note D	(246)

Net Expenses	9,761

Net Investment Income	43,159

Realized Net Gain (Loss)

Investment Securities Sold2	167,723

Foreign Currencies	(554)

Realized Net Gain (Loss)	167,169

Change in Unrealized Appreciation (Depreciation)

Investment Securities	228,623

Foreign Currencies	(220)

Change in Unrealized Appreciation (Depreciation)	228,403

Net Increase (Decrease) in Net Assets Resulting from Operations	438,731

1 Dividends are net of foreign withholding taxes of $2,048,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $1,922,000, and ($2,164,000), respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	43,159	22,555

Realized Net Gain (Loss)	167,169	38,716

Change in Unrealized Appreciation (Depreciation)	228,403	125,916

Net Increase (Decrease) in Net Assets Resulting from Operations	438,731	187,187

Distributions

Net Investment Income	(26,364)	(3,151)

Realized Capital Gain[1]	(31,856)	--

Total Distributions	(58,220)	(3,151)

Capital Share Transactions--Note H

Issued	350,261	1,163,426

Issued in Lieu of Cash Distributions	51,862	2,859

Redeemed[2]	(229,461)	(193,301)

Net Increase (Decrease) from Capital Share Transactions	172,662	972,984

Total Increase (Decrease)	553,173	1,157,020

Net Assets

Beginning of Period	1,577,221	420,201

End of Period[3]	2,130,394	1,577,221

1 Includes fiscal 2005 short-term gain distributions totaling $20,871,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees of $28,000 and $253,000.
3 Including undistributed net investment income of $35,697,000 and $19,807,000.

Financial Highlights

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002[1]	2001

Net Asset Value, Beginning of Period	$14.64	$11.89	$8.11	$9.07	$15.50

Investment Operations

Net Investment Income	.37	.273[2]	.14[2]	.08	.05

Net Realized and Unrealized Gain
(Loss) on Investments	3.51	2.544	3.70	(.90	(3.78)

Total from Investment Operations	3.88	2.817	3.84	(.82	(3.73)

Distributions

Dividends from Net Investment Income	(.24)	(.067)	(.06)	(.14	(.09)

Distributions from Realized Capital Gains	(.29)	--	--	--	(2.61)

Total Distributions	(.53)	(.067)	(.06)	(.14	(2.70)

Net Asset Value, End of Period	$17.99	$14.64	$11.89	$8.11	$9.07

Total Return[3]	27.04%	23.79%	47.70%	-9.24%	-28.67%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$2,130	$1,577	$420	$96	$22

Ratio of Expenses to Average Net Assets[4]	0.50%	0.57%	0.73%	1.04%[5]	1.50%[5]

Ratio of Net Investment Income (Loss)
to Average Net Assets	2.17%	1.96%	1.52%	1.13	0.15%

Portfolio Turnover Rate	38%	21%	60%	40	48%

1 Schroder International Smaller Companies Fund reorganized into Vanguard International Explorer Fund effective June 29, 2002.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
4 Includes performance-based investment advisory fee increases (decreases) of 0.02% for 2005, 0.00% for 2004, and 0.00% for 2003.
5 Expense ratios before waivers and reimbursements of expenses were 1.55% for 2002 and 2.19% for 2001.

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Whitehall Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since July 31, 2002, relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the year ended October 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before an increase of $461,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2005, the fund had contributed capital of $264,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2005, these arrangements reduced the fund’s expenses by $246,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2005, the fund realized net foreign currency losses of $554,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2005, the fund realized gains on sales of “passive foreign investment companies” of $1,984,000, which have been included in current and prior periods’ taxable income; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at October 31, 2005, was $8,647,000, including $3,688,000 that has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,335,000 from undistributed net investment income, and $7,719,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2005, the fund had $91,397,000 of ordinary income and $112,128,000 of long-term capital gains available for distribution.

At October 31, 2005, net unrealized appreciation of investment securities for tax purposes was $396,375,000, consisting of unrealized gains of $447,217,000 on securities that had risen in value since their purchase and $50,842,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2005, the fund purchased $861,518,000 of investment securities and sold $719,802,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2005, was $130,664,000, for which the fund received cash collateral of $137,356,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2005 (000)	2004 (000)

Issued	20,996	86,392

Issued in Lieu of Cash Distributions	3,314	228

Redeemed	(13,608)	(14,261)

Net Increase (Decrease) in Shares Outstanding	10,702	72,359

I. One of the fund’s investments was in a company that was considered to be an affiliated company of the fund because the fund owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

		Current Period Transactions
	Oct. 31, 2004 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Oct. 31, 2005 Market Value ($000)

Wedins Skor & Accessoarer AB

B Shares	1,213	1,108	2,430	--	--

Report of Independent Registered
Public Accounting Firm
To the Shareholders and Trustees of Vanguard International Explorer Fund:
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodians and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2005

Special 2005 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2005, is included pursuant to provisions of the Internal Revenue Code. The fund distributed $16,468,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $17,247,000 of qualified dividend income to shareholders during the fiscal year. The fund will pass through to shareholders foreign source income of $51,119,000 and foreign taxes paid of $2,068,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2005. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2006.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund[1] Periods Ended October 31, 2005
	One Year	Five Years	Since Inception[2]

Returns Before Taxes	27.04%	8.50%	13.11%

Returns After Taxes on Distributions	26.06	7.01	11.00

Returns After Taxes on Distributions and Sale of Fund Shares	17.91	6.46	10.22

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2 November 4, 1996.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2005
	Beginning Account Value	Ending Account Value	Expenses Paid During

International Explorer Fund	4/30/2005	10/31/2005	Period1

Based on Actual Fund Return	$1,000.00	$1,091.63	$2.58

Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.74	$2.50

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% redemption fee that applies to shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Renew Advisory Agreement

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreement with Schroder Investment Management North America Inc. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the advisor. The board concluded that Schroder has a long history as a successful investment manager. Schroder’s parent company has existed for more than 200 years and has investment-management experience dating back to 1926. The fund is managed by an experienced five-member team—the Schroder International Smallcap Investment Committee—led, since 2000, by Matthew Dobbs. Mr. Dobbs has been with Schroder since 1981.

The board concluded that the advisor’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion. Further, the board concluded that the fund has outperformed the S&P/Citigroup EM EPAC Index over the short term (one year) and since the fund’s inception in 1996. The fund has also outperformed its average peer over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Schroder in determining whether to approve the advisory fee, because Schroder is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes
to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders. Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received similar SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard International Explorer Fund charges a redemption fee on shares redeemed within two months of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Explorer, Vanguard.com, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard's proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund's current prospectus	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2005: $55,000
Fiscal Year Ended October 31, 2004: $50,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2005: $2,152,740
Fiscal Year Ended October 31, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2005: $382,200
Fiscal Year Ended October 31, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2005: $0
Fiscal Year Ended October 31, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2005: $98,400
Fiscal Year Ended October 31, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 16, 2005

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.